SECURITIES AND EXCHANGE COMMISSION


                              WASHINGTON, DC 20549


                                    FORM 8-K

                                 CURRENT REPORT


                Pursuant to Section 13 or 15(d) of the Securities
                              Exchange Act of 1934



                                October 22, 2003
 -------------------------------------------------------------------------------
                (Date of Report, date of earliest event reported)



                           TITANIUM METALS CORPORATION
 -------------------------------------------------------------------------------
             (Exact name of Registrant as specified in its charter)



      Delaware                  0-28538                    13-5630895
--------------------------------------------------------------------------------
     (State or other           (Commission                (IRS Employer
      jurisdiction of           File Number)               Identification
      incorporation)                                       Number)



1999 Broadway, Suite 4300, Denver, CO                      80202
--------------------------------------------------------------------------------
(Address of principal executive offices)                (Zip Code)


                                 (303) 296-5600
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              (Registrant's telephone number, including area code)


                                 Not Applicable
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             (Former name or address, if changed since last report)

Item 5:  Other Events

     On October 22, 2003 the Registrant issued the press release attached hereto as Exhibit 99.1, which is incorporated herein by reference. The press release relates to an announcement by Registrant regarding the appointment of Gary C. Hutchison, M.D. to Registrant's Board of Directors.

Item 7:      Financial Statements and Exhibits

        (c)  Exhibits

             Item No.  Exhibit List
             --------  ---------------------------------------------------------

             99.1      Press Release dated October 22, 2003 issued by Registrant

                                   SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                   TITANIUM METALS CORPORATION
                                  (Registrant)




                                  By: /s/ Matthew O'Leary
                                      ----------------------------------------
                                      Matthew O'Leary
                                      Corporate Attorney and Assistant Secretary


Date: October 22, 2003

                                                                    EXHIBIT 99.1
                                  PRESS RELEASE


FOR IMMEDIATE RELEASE:                              CONTACT:

Titanium Metals Corporation                         Bruce P. Inglis
1999 Broadway, Suite 4300                           Vice President - Finance and
Denver, Colorado 80202                                Corporate Controller
                                                    (303) 291-2996


                           TIMET APPOINTS NEW DIRECTOR


     DENVER,  COLORADO.  . .October 22, 2003. . . . Titanium Metals  Corporation
("TIMET") (NYSE: TIE) announced the appointment of Dr. Gary C. Hutchison as a director of TIMET at TIMET's October 20, 2003 Board Meeting. Dr. Hutchison was also appointed to serve on TIMET's Audit Committee and its Management Development and Compensation Committee. Dr. Hutchison was appointed to fill the vacancy on the TIMET Board created by the resignation of Mr. Terry N. Worrell who also previously served on TIMET's Audit Committee and who resigned to accept the appointment to the board of directors and audit committee of NL Industries, Inc., an affiliate of TIMET. With the resignation of Mr. Worrell and the appointment of Dr. Hutchison, TIMET's Audit Committee consists of Dr. Albert W. Niemi, Jr. as Chair, Paul J. Zucconi, and Dr. Gary C. Hutchison.

     Dr. Hutchison practices neurological surgery at Presbyterian Hospital in Dallas, TX and has been board certified by the American Board of Neurological Surgery since 1969. Dr. Hutchison is a graduate of University of Texas, Southwestern Medical School in Dallas, TX. He interned at the University of Oklahoma and received his neurosurgical residency training at the University of Texas, Southwestern Medical School and Parkland Memorial Hospital, as well as the National Hospital for Nervous Disease in London, England. Dr. Hutchison has served on various health and medical boards and committees and is currently a Member of the Board of Trustees of Texas Health Resources, Chairman of the Strategic Planning and Development Committee of Texas Health Resources, Member of the Governance and Nominating Committee of Texas Health Resources, Vice Chairman of the Board of Trustees Presbyterian Hospital of Dallas, TX, and Associate Clinical Professor of Neurosurgery at the University of Texas Health Science Center, Dallas, Texas.

     TIMET, headquartered in Denver, Colorado, is a leading worldwide producer of titanium metal products. Information on TIMET is available on the internet at www.timet.com.

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